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                                                                    EXHIBIT 10.1

                               CHAMP PACIFIC GROUP
              ROOM 1806, HUTCHISON HOUSE, 10 HARCOURT ROAD, CENTRAL
                                    HONG KONG


                    CONSENT OF CHAMP PACIFIC CAPITAL LIMITED



We hereby consent to the use by Net-Matrix Limited in Registration Statement on Form 20-F of our letter dated October 25, 1999 relating to the use of office space and address at Room 1806, Hutchison House, 10 Harcourt Road, Central, Hong Kong at no cost to Net-Matrix Limited.



For and on behalf of
CHAMP PACIFIC CAPITAL LIMITED




/s/ CHAN SHEUNG WAI, Director
Hong Kong
October 25, 1999